MAINSTAY GROUP OF FUNDS

Supplement dated June 8, 2016 (“Supplement”)

to the MainStay Funds Trust and The MainStay Funds

Statement of Additional Information (“SAI”) dated February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

1.	The table on page 72 disclosing the management and subadvisory fees paid for the fiscal year ended October 31, 2015 is hereby revised to replace the “Subadvisory Fee Paid” and “Subadvisory Fee Waived and/or Expenses Reimbursed” columns for the Funds listed below:

	YEAR ENDED 10/31/15
FUND	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MAINSTAY FUNDS
MainStay Tax Free Bond Fund	$2,722,036	$79,958
MAINSTAY FUNDS TRUST
MainStay Cornerstone Growth Fund	3,897,160	70,669
MainStay Emerging Markets Opportunities Fund	975,450	227,434
MainStay High Yield Municipal Bond Fund	4,673,297	22,476
MainStay High Yield Opportunities Fund	3,477,777	52,652
MainStay Indexed Bond Fund	414,982	127,882
MainStay New York Tax Free Opportunities Fund	276,727	62,139
MainStay S&P 500 Index Fund	2,425,874	19,552
MainStay Total Return Bond Fund	4,184,182	1,435,081

2.	The table on page 74 disclosing the management and subadvisory fees paid for the fiscal year ended October 31, 2013 is hereby revised to replace the “Subadvisory Fee Paid” column for the MainStay New York Tax Free Opportunities Bond Fund as follows:

	YEAR ENDED 10/31/13
FUND	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay New York Tax Free Opportunities Fund	$114,322	$59,876

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.